United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

August 9, 2012

Date of Report (Date of earliest event Reported)

MESA LABORATORIES, INC.

(Exact Name of Small Business Issuer as Specified in its Charter)

 Commission File Number: 0-11740

COLORADO	84-0872291
(State or other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

12100 WEST SIXTH AVENUE, LAKEWOOD, COLORADO	80228
(Address of Principal Executive Offices)	(Zip Code)

Issuer’s telephone number, including area code: (303) 987-8000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 9, 2012, Mesa Laboratories, Inc. issued a press release describing its results for its first quarter ended June 30, 2012. A copy of this press release is attached hereto as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 9.01                Financial Statements and Exhibits

(d)           Exhibits.

Exhibit Number	Description
99.1	Press Release dated August 9, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MESA LABORATORIES, INC. (Issuer)

DATED: August 9, 2012	BY:	/s/ John J. Sullivan
John J. Sullivan, Ph.D. Chief Executive Officer, President, Treasurer and Director

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release dated August 9, 2012